UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 12, 2024

VERTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Gemini Street Suite 250 Houston, Texas	77058
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VTNR	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 12, 2024, Vertex Energy, Inc. (“we”, “us” or the “Company”) held its 2024 Annual Meeting of Stockholders (the “Meeting”). At the Meeting, 40,182,570.62 shares of common stock present in person or via proxy, were present at the meeting, constituting a quorum based on 93,514,346 shares of common stock outstanding as of April 22, 2024, the record date for the Meeting.

The following three proposals were voted on at the Meeting (as described in greater detail in the Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 29, 2024 (the “Proxy”)), with the results of such voting as set forth below. Capitalized terms have the meanings given to such terms in the Proxy and this Form 8-K should be read in connection with the Proxy.

Proposal 1

The individuals listed below were elected at the Meeting to serve as directors of the Company until the next annual meeting of stockholders and until their successors are duly elected and qualified:

	For	Withhold	Broker Non-Votes
Benjamin P. Cowart	26,870,367.88	1,933,742.75	11,378,460.00
Dan Borgen	23,546,989.88	5,257,120.75	11,378,460.00
Karen Maston	23,812,771.88	4,991,338.75	11,378,460.00
Timothy C. Harvey	26,936,808.88	1,867,301.75	11,378,460.00
Odeh Khoury	25,918,116.88	2,885,993.75	11,378,460.00

Proposal 2

A management proposal to ratify the appointment of Ham, Langston & Brezina, L.L.P., as the Company’s independent auditors for the fiscal year ending December 31, 2024, was approved.

For	Against	Abstain	Broker Non-Votes
39,578,203.62	511,853.00	92,514.00	-0-

Proposal 3

A non-binding stockholder proposal entitled “Directors to be Elected by Majority Vote”, was not approved.

For	Against	Abstain	Broker Non-Votes
12,938,994.00	15,753,876.62	111,240.00	11,378,460.00

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX ENERGY, INC.

Date: June 13, 2024	By:	/s/ Chris Carlson
Chris Carlson
Chief Financial Officer